Exhibit 10.1

Amendment to Agreement
No. 9600048977

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission under a confidential treatment request. The redacted terms have been marked in this exhibit at the appropriate place with “XXX”.

Fourth Amendment to the Proppant Supply Agreement

This Fourth Amendment to the Proppant Supply Agreement is entered into as May 15, 2015 (the “Effective Date”), by and between Halliburton Energy Services, Inc. (“Halliburton”) and Carbo Ceramics (“Seller”).

WITNESSETH:

WHEREAS, Halliburton and Seller entered into a Proppant Supply Agreement dated August 28th 2008 (“Agreement”);

WHEREAS, Halliburton and Seller wish to amend the Agreement to reflect certain changes as set forth herein.

NOW, THEREFORE, in consideration of the premises, the terms and conditions stated herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.	New Exhibit F to the Agreement. The following is added and incorporated by this reference to the Agreement new Exhibit F - Carbo Ceramics – North America Detention and Demurrage accessorial

Except as otherwise expressly modified or amended herein, all terms and conditions contained in the Agreement shall remain in full force and effect and shall not be altered or changed by this Amendment. The Agreement, as amended by this Fourth Amendment, shall constitute the entire agreement of the parties. All references to Sections in the Fourth Amendment correspond to Sections contained in the Agreement unless otherwise expressly stated.

IN WITNESS WHEREOF, Seller and Halliburton have caused this Fourth Amendment to be duly executed by their authorized representatives as of the Effective Date.

Halliburton Energy Services, Inc.	Carbo Ceramics

Signature: /s/ Paul Hanks	Signature: /s/ Ernesto Bautista III

Printed Name: Paul Hanks	Printed Name: Ernesto Bautista III

Title: Logistics Director	Title: Chief Financial Officer

Date: September 25, 2015	Date: September 24, 2015

Exhibit F Detention

Effective May 15, 2015, Halliburton and Carbo Ceramics agree to the fixed Detention fee of:

Accessorial	Definition	Method	Rate	Notes	Approval Required
Trucking Detention	Detention is the number of billable hours a truck is detained beyond allowed free time.	Per Hour	$XXX in the south region and $XXX in the North Region	In North America, after the first XXX hours at unloading site, Detention will be paid at $XXX per hour in the south and $XXX in the North. Time spent unloading must be noted and verified by location. Once a truck has accumulated XXX hours of demurrage at unloading site, CARBO will notify Halliburton’s logistics department by email or telephone.	YES Halliburton approver’s name and USER ID must be provided on invoice.

Rail Demurrage	Demurrage is a fee charged for the extended use or storage of rail cars	Per Day	$XXX	XXX	YES Halliburton approver’s name and USER ID must be provided on invoice.

Halliburton Energy Services, Inc.	Carbo Ceramics

Signature: /s/ Paul Hanks	Signature: /s/ Ernesto Bautista III

Printed Name: Paul Hanks	Printed Name: Ernesto Bautista III

Title: Logistics Director	Title: Chief Financial Officer

Date: September 25, 2015	Date: September 24, 2015